UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 of 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2014 (May 23, 2014)

American Realty Capital Hospitality Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-190698	80-0943668
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or		Identification No.)
organization)

405 Park Avenue

New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 23, 2014, American Realty Capital Hospitality Trust, Inc. (the “Company”), through a wholly owned subsidiary of the Company’s operating partnership, entered into a Real Estate Sale Agreement (the “Agreement”) with W2007 Equity Inns Realty, LLC, W2007 Equity Inns Realty, L.P., W2007 EQI Urbana Partnership, L.P., W2007 EQI Seattle Partnership, L.P., W2007 EQI Savannah 2 Partnership, L.P., W2007 EQI Rio Rancho Partnership, L.P., W2007 EQI Orlando Partnership, L.P., W2007 EQI Orlando 2 Partnership, L.P., W2007 EQI Naperville Partnership, L.P., W2007 EQI Milford Corporation, W2007 EQI Louisville Partnership, L.P., W2007 EQI Knoxville Partnership, L.P., W2007 EQI Jacksonville Partnership I, L.P., W2007 EQI Indianapolis Partnership, L.P., W2007 EQI Houston Partnership, L.P., W2007 EQI HI Austin Partnership, L.P., W2007 EQI East Lansing Partnership, L.P., W2007 EQI Dalton Partnership, L.P., W2007 EQI College Station Partnership, L.P., W2007 EQI Carlsbad Partnership, L.P., W2007 EQI Augusta Partnership, L.P. and W2007 EQI Asheville Partnership, L.P. (collectively, the “Sellers”) pursuant to which one or more subsidiaries of the Company will acquire the fee simple or leasehold interests held by the Sellers in each of the 126 hotels described below under “The Portfolio” (each, a “Hotel” and, collectively, the “Portfolio”). W2007 Grace I, LLC is indirectly owned by one or more Whitehall Real Estate Funds (“Whitehall”), an investment fund controlled by The Goldman Sachs Group, Inc. (“Goldman”). In connection with the origination of the Deutsche Bank Loan (as defined below), the ownership of 106 of the Hotels was transferred to WNT Holdings, LLC, which is also indirectly owned by Whitehall.

None of W2007 Grace I, LLC, Whitehall, Goldman or the Sellers have any material relationship with the Company or its subsidiaries, other than through the Agreement and other related contracts to be entered into upon closing of the transaction described in the Agreement.

The Company currently anticipates closing this transaction in the fourth quarter of 2014. Although the Company has entered into the Agreement relating to the acquisition of the Portfolio, there is no guarantee that the Company will be able to consummate the acquisition of such assets.

Real Estate Sale Agreement

The aggregate contract purchase price for the Portfolio is approximately $1.925 billion, exclusive of closing costs and subject to certain adjustments at closing. The Company anticipates funding approximately $271 million of the purchase price with cash-on-hand, funding approximately $976 million through the assumption of existing mezzanine and mortgage indebtedness, and funding approximately $227 million through additional mortgage and mezzanine financing. There can be no assurance that the Company will be able to assume such indebtedness, raise sufficient capital, secure alternative financing or secure additional financing on terms that it deems favorable or at all.

The Company anticipates that the remaining $451 million of the contract purchase price will be satisfied by the issuance of preferred equity interests in two newly-formed Delaware limited liability companies, ARC Hospitality Portfolio I Holdco, LLC and ARC Hospitality Portfolio II Holdco, LLC, each of which will be an indirect subsidiary of the Company and an indirect owner of the Portfolio. The holders of the preferred equity interests are entitled to monthly distributions at a rate of 7.50% per annum for the first 18 months following closing and 8.00% per annum thereafter. On liquidation, the preferred equity interests will be entitled to receive their original value (as reduced by redemptions) prior to any distributions being made to the Company or its shareholders. After the earlier to occur of either (i) the date of repayment in full of currently outstanding unsecured obligations of the Company’s operating partnership in the original principal amount of approximately $63 million or (ii) the date the gross amount of equity proceeds received by the Company exceeds $150 million, the Company will be required to use 35% of any equity offering proceeds to redeem the preferred equity interests at par, up to a maximum of $350 million for any 12-month period. The Company is also required in certain circumstances to apply debt proceeds to redeem the preferred equity interests at par. As of the end of the third year following the closing of the acquisition, the Company is required to have redeemed 50% of the preferred equity interests, and as of the end of the fourth year following the closing of the acquisition, the Company is required to redeem 100% of the preferred equity interests remaining outstanding at such time. In addition, the Company has the right, at its option, to redeem the preferred equity interests, in whole or in part, at any time at par. The holders of preferred equity interests will have certain customary consent rights over actions by the Company relating to the Portfolio. If the Company is unable to satisfy the redemptions requirements, the holders of preferred equity interests will have certain rights, including the ability to assume control of the operations of the Portfolio.

Pursuant to the terms of the Agreement, the Company’s obligation to consummate the acquisition of the Portfolio is subject to certain conditions customary to closing. Among other customary conditions, the Company must enter into replacement franchise agreements for each Hotel and the Company must obtain the consent of certain ground lessors for certain Hotels. In addition, there is a sixteen-day due diligence period that expires on June 8, 2014, during which the Company has the unilateral right to terminate the Agreement for any reason or no reason. At the end of such due diligence period, the Company will be required to make a $50 million customary earnest money deposit, with an additional $25 million due if the Company exercises its right to extend closing of the acquisition to December 15, 2014. The Company pre-funded the $50 million deposit on May 27, 2014, which deposit will be refunded to the Company if the Agreement is terminated prior to the end of the due diligence period.

The Sellers have agreed to indemnify the Company against any losses incurred by it, to the extent that such losses arise out of breaches of their representations and warranties contained in the Agreement, breaches of certain covenants in the Agreement, and for any liabilities to third parties arising out of the use, operation or maintenance of the Hotels prior to the closing of the acquisition and, additionally, for any liabilities to any third parties arising out of the use, operation or maintenance of the Hotels prior to closing. The maximum aggregate liability of the Sellers pursuant to this indemnity is $30,000,000 and will only be paid if such losses exceed $10,000,000. The Company has agreed to indemnify the Sellers for any losses incurred by them, to the extent such losses arise out of breaches of the Company’s representations and warranties or certain covenants in the Agreement or certain other events for which buyers may typically indemnify sellers in connection with the sales of similar hotel properties and, additionally, for any liabilities to any third parties arising out of the use, operation or maintenance of the Hotels subsequent to closing of the acquisition. The Agreement contains customary representations and warranties by the Sellers.

The summary above is qualified in its entirety by reference to the copy of the Agreement and the Form of Amended and Restated Limited Liability Company Agreement of ARC Hospitality Portfolio I Holdco, LLC, which are being filed with this Current Report on Form 8-K as Exhibit 10.1.

The Portfolio

The Hotels are located in 35 states, operate under franchise agreements under the Hilton Worldwide (“Hilton”), Marriott International (“Marriott”), Hyatt Hotels Corporation (“Hyatt”) and Intercontinental Hotels Group (“Intercontinental”) brands and comprise a total of 14,934 rooms.

The Hotels described below were selected for potential acquisition because they each meet the Company’s investment criteria relating to location, market position and hotel condition. The Hotels are globally branded select-service and full-service hotels, and are located near landmarks such as corporate headquarters, colleges or universities, tourist attractions, airports, retail centers or convention centers. The Hotels are located in high barrier-to-entry markets with multiple demand generators and sustainable growth, and they are market share leaders in their respective locations. The Company believes each Hotel is currently well maintained, with minimum deferred maintenance or renovation required. The purchase price for the Hotels was determined based on a number of factors, including underwriting of historical and projected cash flow from the Hotel, discounted cash flow, internal rate of return and market comparable analyses, analyses of national comparable sales, inspection of each Hotel and its market, reviews of recent appraisal and loan documentation, as well as consultations with market experts such as brokers, appraisers, asset managers and the current property manager.

Properties

The following table provides a comprehensive list of the Hotels in the Portfolio, including information such as each Hotel’s brand and franchise affiliation:

City	State	Fee/Lease	Brand/Flag	Number of Rooms	Year Opened

Hilton Assets
Birmingham	AL	Lease	Hampton Inn	129	1987
Phoenix	AZ	Lease	Homewood Suites	124	1996
Colorado Springs	CO	Fee	Hampton Inn	125	1985
Milford	CT	Fee	Hampton Inn	148	1986
Windsor Locks	CT	Fee	Homewood Suites	132	1990
Boynton Beach	FL	Fee	Hampton Inn	164	1997
Boca Raton	FL	Fee	Hampton Inn	94	1996
Deerfield Beach	FL	Fee	Hampton Inn	106	2002
Orlando	FL	Fee	Hampton Inn	170	2000
Palm Beach Gardens	FL	Fee	Hampton Inn	116	1999
West Palm Beach	FL	Fee	Hampton Inn	110	2001
Orlando	FL	Fee	Homewood Suites	252	1999
Orlando	FL	Fee	Embassy Suites	246	1987
Columbus	GA	Fee	Hampton Inn	118	1986
Augusta	GA	Fee	Homewood Suites	65	1997
Gurnee	IL	Fee	Hampton Inn	134	1988
Naperville	IL	Fee	Hampton Inn	129	1987
Urbana	IL	Fee	Hampton Inn	130	1995
Chicago	IL	Fee	Homewood Suites	233	1999
Indianapolis	IN	Fee	Hampton Inn	128	1987
Overland Park	KS	Fee	Hampton Inn	133	1991
Louisville	KY	Fee	Hilton Garden Inn	112	1999
Peabody	MA	Fee	Hampton Inn	120	1999
Peabody	MA	Fee	Homewood Suites	85	1999
Glen Burnie	MD	Lease	Hampton Inn	116	1989
Madison Heights	MI	Fee	Hampton Inn	123	1987
Northville	MI	Fee	Hampton Inn	124	1989
East Lansing	MI	Fee	Hampton Inn	86	2000
Grand Rapids	MI	Fee	Hampton Inn	84	1998
Kansas City	MO	Fee	Hampton Inn	120	1987

City	State	Fee/Lease	Brand/Flag	Number of Rooms	Year Opened
Maryland Heights	MO	Fee	Hampton Inn	122	1987
Fayetteville	NC	Fee	Hampton Inn	121	1986
Gastonia	NC	Fee	Hampton Inn	107	1989
Rio Rancho	NM	Fee	Hilton Garden Inn	129	1999
Albany	NY	Fee	Hampton Inn	153	1986
Westlake	OH	Fee	Hampton Inn	122	1987
Dublin	OH	Fee	Hampton Inn	123	1988
Sharonville	OH	Fee	Homewood Suites	111	1990
Scranton	PA	Fee	Hampton Inn	129	1994
State College	PA	Fee	Hampton Inn	119	1987
Charleston	SC	Fee	Hampton Inn	124	1985
West Columbia	SC	Fee	Hampton Inn	120	1985
Franklin	TN	Fee	Hampton Inn	127	1996
Chattanooga	TN	Fee	Hampton Inn	167	1988
Alcoa	TN	Fee	Hampton Inn	118	1991
Memphis	TN	Fee	Hampton Inn	124	1985
Pickwick Dam	TN	Fee	Hampton Inn	50	1994
Germantown	TN	Fee	Homewood Suites	92	1996
Austin	TX	Fee	Hampton Inn	121	1987
College Station	TX	Fee	Hampton Inn	133	1986
Addison	TX	Fee	Hampton Inn	158	1985
San Antonio	TX	Fee	Homewood Suites	123	1996
Round Rock	TX	Fee	Hilton Garden Inn	122	1999
Norfolk	VA	Lease	Hampton Inn	117	1990
Seattle	WA	Fee	Homewood Suites	161	1998
Beckley	WV	Fee	Hampton Inn	108	1992
Morgantown	WV	Fee	Hampton Inn	107	1991
Total Hilton (57 Assets)				7,264

Marriott Assets
Mobile	AL	Lease	Residence Inn	66	1996
Mobile	AL	Lease	Courtyard	78	1995
Tucson	AZ	Fee	Residence Inn	128	1985
El Segundo	CA	Fee	Residence Inn	150	2001
San Diego	CA	Fee	Residence Inn	95	2003
Carlsbad	CA	Fee	Courtyard	145	1999
San Diego	CA	Fee	SpringHill Suites	137	2003
Colorado Springs	CO	Fee	Residence Inn	96	1984
Tampa	FL	Fee	Residence Inn	78	1997
Fort Myers	FL	Fee	Residence Inn	78	1997
Jacksonville	FL	Fee	Residence Inn	78	2000
Sarasota	FL	Fee	Residence Inn	78	1998
Tallahassee	FL	Fee	Residence Inn	78	1996
Tampa	FL	Fee	Residence Inn	102	1998
Gainesville	FL	Fee	Courtyard	81	1996
Jacksonville	FL	Fee	Courtyard	81	1996
Orlando	FL	Fee	Courtyard	112	1998
Sarasota	FL	Fee	Courtyard	81	1997

City	State	Fee/Lease	Brand/Flag	Number of Rooms	Year Opened
Tallahassee	FL	Fee	Courtyard	93	2000
Macon	GA	Fee	Residence Inn	78	1996
Savannah	GA	Fee	Residence Inn	66	1996
Athens	GA	Fee	Courtyard	105	1998
Dalton	GA	Fee	Courtyard	93	1999
Atlanta	GA	Fee	Fairfield Inn & Suites	143	1996
Savannah	GA	Fee[1]	TownePlace Suites	95	2000
Boise	ID	Fee	Residence Inn	104	1986
Elmhurst	IL	Fee	Courtyard	140	2003
Lexington	KY	Fee	Residence Inn	91	1993
Bowling Green	KY	Fee	Courtyard	93	1997
Lexington	KY	Fee	Courtyard	90	1999
Louisville	KY	Fee	Courtyard	140	1999
Lexington	KY	Fee	SpringHill Suites	108	2003
Grand Rapids	MI	Fee	SpringHill Suites	76	2002
Eagan	MN	Fee	Residence Inn	120	1988
Asheville	NC	Fee	Courtyard	78	1996
Asheville	NC	Fee	SpringHill Suites	88	2002
Omaha	NE	Fee	Residence Inn	80	1981
Monmouth Junction	NJ	Fee	Residence Inn	208	1988
Somers Point	NJ	Fee	Residence Inn	119	1988
Tinton Falls	NJ	Lease	Residence Inn	96	1988
Oklahoma City	OK	Fee	Residence Inn	136	1982
Portland	OR	Fee	Residence Inn	168	1990
Chattanooga	TN	Fee	Residence Inn	76	1996
Knoxville	TN	Fee	Residence Inn	78	1997
Knoxville	TN	Fee	Courtyard	78	1996
Dallas	TX	Lease	Courtyard	184	1991
Houston	TX	Fee	Courtyard	176	2002
Round Rock	TX	Fee	SpringHill Suites	104	2000
Houston	TX	Fee	SpringHill Suites	122	1996
San Antonio	TX	Lease	SpringHill Suites	112	1995
Dallas	TX	Fee	Fairfield Inn & Suites	116	1998
Williston	VT	Fee	Residence Inn	96	1988
Total Marriott (52 Assets)				5,492

Hyatt Assets
Birmingham	AL	Fee	Hyatt Place	126	1997
Miami	FL	Fee	Hyatt Place	124	1996
Tampa	FL	Fee	Hyatt Place	124	1994
Indianapolis	IN	Fee	Hyatt Place	124	1992
Overland Park	KS	Fee	Hyatt Place	124	1994
Baton Rouge	LA	Fee	Hyatt Place	126	1997
Linthicum Heights	MD	Fee	Hyatt Place	127	1996

1 Affiliated ground lease to be terminated at closing.

City	State	Fee/Lease	Brand/Flag	Number of Rooms	Year Opened
Bloomington	MN	Fee	Hyatt Place	126	1997
Albuquerque	NM	Fee	Hyatt Place	126	1997
Las Vegas	NV	Fee	Hyatt Place	202	1998
Blue Ash	OH	Fee	Hyatt Place	125	1990
Columbus	OH	Fee	Hyatt Place	124	1994
Memphis	TN	Fee	Hyatt Place	126	1996
Franklin	TN	Fee	Hyatt Place	126	1997
Glen Allen	VA	Fee	Hyatt Place	124	1992
Total Hyatt (15 Assets)				1,954

InterContinental Assets
Miami	FL	Fee	Holiday Inn Express	66	1996
Mt. Pleasant	SC	Fee	Holiday Inn	158	1988
Total InterContinental (2 Assets)				224

Total Portfolio (126 Assets)				14,934

Portfolio Indebtedness

A total of 106 of the 126 Hotels in the Portfolio are currently encumbered by debt in an aggregate principal amount of $976 million, which amount includes (i) a loan in original principal amount of $865 million made by German American Capital Corporation to W2007 Equity Inns Realty, L.P. and W2007 Equity Inns Realty, LLC (the “Deutsche Bank Loan”) and (ii) a loan in original principal amount of $111 million made by German American Capital Corporation to WNT Mezz I, LLC (the “Mezzanine Loan”). The Company intends to assume both of these loans.

The Deutsche Bank Loan matures on May 1, 2016, subject to three (one-year) extension rights which, if all three are exercised, result in an outside maturity date of May 1, 2019 and has an interest rate of (i) for a LIBOR loan, LIBOR plus 3.30% (the “LIBOR Rate”), and (ii) for a prime rate loan, the sum of the “Prime Rate” published in the Wall Street Journal plus the difference (expressed as a number of basis points) between (A) the sum of the LIBOR Rate, minus (B) the Prime Rate. The Deutsche Bank Loan is fully prepayable with certain prepayment penalties prior to May 1, 2015 and prepayable at par after May 1, 2015.

The Mezzanine Loan matures on May 1, 2016, subject to three (one-year) extension rights which, if all three are exercised, result in an outside maturity date of May 1, 2019. The Mezzanine Loan has an interest rate of: (i) for a LIBOR loan, LIBOR plus 5.7705%, and (ii) for prime rate loans, the sum of the Prime Rate, plus the difference (expressed as a number of basis points) between (A) LIBOR plus 5.7705%, minus (B) the Prime Rate. The Mezzanine Loan is fully prepayable with certain prepayment penalties prior to May 1, 2015 and prepayable at par after May 1, 2015.

The Company anticipates that the remaining 20 Hotels will be delivered unencumbered by debt at closing. The Company intends to incur additional debt secured by such remaining properties, but there can be no assurance that it will be able to obtain such financing on favorable terms or at all.

Forward-Looking Statements

This Current Report (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the Company’s expectations regarding future events. Except for historical information, the matters discussed in this Current Report are forward-looking statements subject to certain risks and uncertainties. Actual results could differ materially from the Company’s projections. Factors that may contribute to these differences include, but are not limited to, the following: whether and when the transaction contemplated by the Agreement will be consummated; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; market and other expectations, objectives, intentions and other statements that are not historical facts; the inability to retain key personnel; the effects of economic conditions and disruptions in financial markets upon business and leisure travel and the hotel markets in which the Company invests; the Company’s liquidity and refinancing demands; the Company’s ability to obtain, refinance or extend maturing debt; the Company’s ability to maintain compliance with covenants contained in its debt facilities; increases in interest rates and operating costs, including insurance premiums and real property taxes; changes in real estate and zoning laws or regulations; and future regulatory or legislative actions that could adversely affect the Company.

Additional risks are discussed in the Company’s filings with the Securities and Exchange Commission, including those appearing under the heading “Item 1A. Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this Current Report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements. The following is required financial information relating to the Portfolio:

The audited consolidated financial statements of W2007 Grace I, LLC as of December 31, 2013 and December 31, 2012 and for each of the three years in the period ended December 31, 2013 and the notes related thereto are attached as Exhibit 99.2. The unaudited condensed consolidated financial statements of W2007 Grace I, LLC as of March 31, 2014 and December 31, 2013 and for the three-month period ended March 31, 2014 and March 31, 2013 and the notes related thereto are attached as Exhibit 99.3.

(b) Pro Forma Financial Information:

Pro forma financial information pursuant to Article 11 of Regulation S-X is attached as Exhibit 99.4 hereto.

(d) Exhibits.

Exhibit No.	Description
Exhibit 10.1	Real Estate Sale Agreement, dated May 23, 2014

Exhibit 23.1	Consent of Ernst & Young LLP

Exhibit 99.1	Press Release dated June 2, 2014

Exhibit 99.2	Audited consolidated financial statements of W2007 Grace I, LLC as of December 31, 2013 and December 31, 2012 and for each of the three years in the period ended December 31, 2013

Exhibit 99.3	Unaudited condensed consolidated financial statements of W2007 Grace I, LLC as of March 31, 2014 and December 31, 2013 and for the three-month period ended March 31, 2014 and March 31, 2013

Exhibit 99.4	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL HOSPITALITY TRUST, INC.

Date: June 2, 2014	By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	Chief Executive Officer, President and Director